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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 15, 2004

                           MARINE PRODUCTS CORPORATION
             (Exact name of registrant as specified in its charter)

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        Delaware                      1-6263                     58-2572419
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
    of Incorporation)                                        Identification No.)

                 2170 Piedmont Road, NE, Atlanta, Georgia 30324
               (Address of principal executive office) (zip code)

       Registrant's telephone number, including area code: (404) 321-7910


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On October 15, 2004, Marine Products Corporation issued a press release titled, "Marine Products Corporation to Announce Third Quarter 2004 Financial Results and Host a Conference Call on October 27, 2004," that announced the date that Marine Products Corporation will release its third quarter 2004 financial results. This release also provided the conference call information that will discuss these results.

Item 9.01 Financial Statements and Exhibits.

      (c) Exhibits.

      Exhibit 99 - Press Release dated October 15, 2004.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Marine Products Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Marine Products Corporation.

Date: October 15, 2004                          /s/ BEN M. PALMER
                                                -------------------------------
                                                Ben M. Palmer
                                                Vice President,
                                                Chief Financial Officer and
                                                Treasurer

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